SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 17, 2002
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

(not applicable)
Former name, former address and former fiscal year, if changed since last report.

Item 9. Regulation FD Disclosure.

        On July 16, 2002, the registrant issued the press release attached hereto as Exhibit 99.1

Item 7. Financial Statements and Exhibits

        (c)     Exhibits

                 99.1     Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOZONE, INC.

                                                                                By: /s/ Harry L. Goldsmith

                                                                                        Harry L. Goldsmith
                                                                                        Senior Vice President, General Counsel
                                                                                        and Secretary-Customer Satisfaction
Dated:        July 17, 2002

EXHIBIT INDEX

99.1        Press Release